SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

(Amendment No. 0)

[ X ] Preliminary Information Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ] Definitive Information Statement

WENTWORTH ENERGY, INC.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14c-5(g).

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

          (1) Title of each class of securities to which transaction applies:

          (2) Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule

               0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4) Proposed maximum aggregate value of transaction:

          (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

Item 1. Information Required by Items of Schedule 14A.

     14A Item 1. Date, time and place information.

     (a) The date of the consent to action reported in this Information Statement was April 8, 2005. The mailing address for purposes of communicating with the Company is Suite 1400, 115 West 7th Street, Fort Worth, Texas, 76102.

     (b) This Information Statement will be mailed to security holders on or after July 27, 2005.

     (c) Inapplicable to Information Statement.

     14A Item 2. Revocability of Proxy

    Inapplicable to Information Statement.

     14A Item 3. Dissenters' Right of Appraisal

     There are no dissenter's rights associated with this issuance.

     14A Item 4. Persons Making the Solicitation

     Inapplicable to Information Statement

     14A Item 5. Interest of Certain Persons in Matters to Be Acted Upon

     Inapplicable to Information Statement

     14A Item 6. Voting Securities and Principal Holders Thereof

     (a) The number of shares outstanding and eligible to vote or have voted in this matter are: 9,870,000 shares of common stock, of which 5,000,000 voted in favor of the proposal.

     (b) The record date for security holders voting on this proposal was April 8, 2005.

     (c)-(e) Inapplicable

    14A Item 19. Amendment of Charter, Bylaws or Other Documents

       Consent was granted to amend the Company's Bylaws as follows:

    "1.    Article I, Section 1 is hereby amended to change the principal office of the Corporation and to read as follows:

        Section 1.    Principal Office.  The principal office for the transaction of the business of the corporation is hereby fixed and located at:

115 West 7th Street, Suite 1400

Ft. Worth, Texas 76102

        The Board of Directors is hereby granted full power and authority to change said principal office from one location to another in said state.  Any such change shall be noted in the by-laws by the Secretary, opposite this section, or this section may be amended to state the new location.

    2.    Article II, Section 8 is replaced in its entirety by the following:

        Section 8.    Action Without Meeting. Any action which, under any provisions of the laws of the State of Oklahoma or under the provisions of the Certificate of Incorporation or under these by-laws may be taken at a meeting of the shareholders, may be taken without a meeting if a record of memorandum thereof be made in writing and signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting for such purpose, and such record or memorandum be filed with the Secretary of the corporation and made a part of the corporate records.

    3.    Article III, Section 2 is replaced in its entirety by the following:

        Section 2.    Number, Election and Term of Office.  The number of Directors which shall constitute the whole Board shall be not less than one (1) nor more than nine (9) and subsequently, which number as may be fixed from time to time by the Board of Directors.  The Directors shall be elected at each annual meeting or any regular meeting of the Shareholders; however, if any such annual meeting is not held or the Directors are not elected thereat, the Directors may be elected at any special meeting of Shareholders held for that purpose.  All Directors shall hold office until their respective successors are elected.  The Directors shall be divided into three (3) classes with each class containing approximately the same number of Directors.  The first class shall be nominated to serve as Directors for a term of three (3) years; the second class for a term of two (2) years; and the third class for a term of one (1) year.  Thereafter, all terms shall be for three (3) years.

    4.    Article III, Section 3 is replaced in its entirety by the following:

        Section 3.    Vacancies.  Vacancies as well as unfilled board positions on the Board of Directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his successor is elected at an annual or a special meeting of the shareholders.

    5.    Article III, Section 11 is replaced in its entirety by the following:

        Section 11.  Action Without Meeting.  Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if a majority of the members of the Board of Directors shall individually or collectively consent to such action by signing a written record or memorandum thereof.  Such record or memorandum shall have the same effect as a unanimous vote of the Board of Directors and shall be filed with the Secretary of the corporation and made a part of the corporate records."

    The effect of these amendments is to allow the Company to have a stronger and steadier leadership structure in order to more effectively implement its business plan.  The amendments also allow for more efficient means of conducting company business.

     Items 7, 9, 10, 11, 12 through 18, 20 and 22 of the 14A proxy statement are inapplicable to this information statement.

    This proposal was voted on by 5,000,000 voting common shares, with favorable votes being received of 5,000,000 for a vote of 50.7 % of the shares entitled to vote. A vote of greater than 50.01% was sufficient to adopt the proposal.

Item 2. Statement That Proxies Are Not Solicited

  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Item 3. Interest of Certain Persons in or Opposition to Matters to be Acted Upon.

    There are no officers or directors who have an interest in the proposal and no officers or directors were granted any options under the Plan as approved by the Board of Directors. All options initially registered have been granted, and no additional share rights remain un-issued.

Item 4. Proposals by Security Holders

     No proposals in opposition to this proposal were received by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

WENTWORTH ENERGY, INC.

(Registrant)

By: /s/ John Punzo                                                                  July 7, 2005

John Punzo

CEO & Director

By: /s/ Gordon McDougall                                                     July 7, 2005

Gordon McDougall

President & Director